UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2009
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement

On December 29, 2009, Uranium Energy Corp. (the "Company" or "UEC") and Neutron Energy, Inc. ("Neutron") entered into a First Amendment of Option Agreement (the "Amendment") to amend certain provisions of an existing Option Agreement dated November 5, 2009 (the "Existing Option Agreement") between the Company and Neutron, as previously disclosed by the Company in the Company's Current Report on Form 8-K as filed with the SEC on November 12, 2009.

Pursuant to the Existing Option Agreement, Neutron has the exclusive option (the "Option") to purchase and acquire certain Option Property (as defined below) for a cash payment of US$11,000,000. As previously disclosed by the Company, the Company and Neutron are parties to a Limited Liability Company Members' Agreement and a Limited Liability Company Operating Agreement (collectively, the "LLC Agreements"), both made as of April 26, 2007, relating to the formation, operation and governance of Cibola Resources LLC (the "LLC") under the Delaware Limited Liability Company Act. Pursuant to the Existing Option Agreement, the Company granted Neutron the Option to purchase and acquire the Company's ownership interest in the LLC (the "Ownership Interest", as such term is more fully defined in the LLC Agreements) and all other rights, titles and interests of the Company in, to and under the LLC and the LLC Agreements (collectively, the "Option Property").

The Amendment amends the Existing Option Agreement as follows:

  Section 1.2 of the Existing Option Agreement has been amended to extend the date by which Neutron must provide written notice to the Company of Neutron's intention to exercise the Option from December 31, 2009 to March 31, 2010;

  Article 2 of the Existing Option Agreement has been amended to extend the date by which the closing (the "Closing") of the transfer of the Option Property must occur (if Neutron exercises the Option) from January 10, 2010 to April 12, 2010; and

  Section 4.17 of the Existing Option Agreement has been amended to read as follows:

"Neutron shall fund the LLC's obligations for the months of August of 2009 through March of 2010. Regardless of whether Neutron exercises the Option or Closing occurs, Neutron releases and discharges UEC from all liability with respect to such obligations. If Neutron does not exercise the Option, or if Closing does not occur, the Ownership Interest of UEC shall not be diluted as a result of Neutron's funding of UEC's obligations for the months of August of 2009 through March of 2010 and Neutron's release and discharge of UEC from all liability with respect to such obligations."

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.
Exhibit	Description
10.1	First Amendment of Option Agreement between Uranium Energy Corp. and Neutron Energy, Inc., dated December 29, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: December 30, 2009.	By: "Amir Adnani" Name: Amir Adnani Title: President, Chief Executive Officer and a director

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